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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 10, 2006

                             HILAND HOLDINGS GP, LP
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             (Exact name of registrant as specified in its charter)

            DELAWARE                   333-134491              76-0828238
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

          205 W. Maple, Suite 1100, Enid, OK                     73701
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (580) 242-6040


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 2.02 AND 7.01: RESULTS OF OPERATIONS AND FINANCIAL CONDITION; REGULATION FD DISCLOSURE

On November 10, 2006 the Registrant released its financial results for the third quarter of 2006, and on November 13, 2006, the Registrant held an earnings conference call to discuss these results.

A copy of the Registrant's press release announcing the financial results is attached as Exhibit 99.1 to this current report on Form 8-K, and a copy of the transcript of the earnings conference call is attached as Exhibit 99.2 to this current report on Form 8-K.

THE FOLLOWING INFORMATION IS FURNISHED PURSUANT TO ITEM 2.02, "RESULTS OF OPERATIONS AND FINANCIAL CONDITION, AND ITEM 7.01 "REGULATION FD DISCLOSURE," AND SHALL NOT BE DEEMED "FILED" FOR PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR OTHERWISE SUBJECT TO THE LIABILITIES OF THAT SECTION.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1   Press Release issued by Hiland Holdings GP, LP on November 10, 2006.

99.2   Transcript of earnings conference call on November 13, 2006.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HILAND HOLDINGS GP, LP
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                                           (Registrant)

                                           By: Hiland Partners GP Holdings, LLC,
                                               its general partner

Date: November 15, 2006

                                           /s/ KEN MAPLES
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                                               Ken Maples
                                               Chief Financial Officer,
                                               Vice President-Finance and
                                               Secretary